UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549-1004


                         --------------------
                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report: July 30, 2004


                     FINANCIAL FEDERAL CORPORATION
        (Exact name of Registrant as specified in its charter)



         Nevada                    1-12006               88-0244792
(State of incorporation)   (Commission file number)   (I.R.S. Employer
                                                      Identification No.)



              733 Third Avenue, New York, New York 10017
               (Address of principal executive offices)
                              (Zip Code)



                            (212) 599-8000
         (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS
         ------------

     On July 30, 2004, Fitch Ratings ("Fitch", a Nationally Recognized Statistical Ratings Organization) raised its senior unsecured debt ratings of the Registrant and the Registrant's major operating subsidiary to 'BBB+' from 'BBB' and revised its Rating Outlook to Stable from Positive. Fitch also affirmed its rating of the subsidiary's commercial paper at 'F2'. Approximately $750 million of debt is affected by Fitch's action.


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

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        -------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer)


August 3, 2004
--------------
(Date)

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